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                                                                   EXHIBIT 10.54


                                PLEDGE AGREEMENT

     AGREEMENT, dated as of February 14, 1998 between EDUCATIONAL MEDICAL, INC., a Delaware corporation (the "Pledgor"), JOSEPH COLYAR AND CLAUDE H. HARING, individuals residing within the State of Pennsylvania (the "Pledgees") and CHI ACQUISITION CORP., a Delaware corporation (the "Issuer").

                              PRELIMINARY STATEMENT

     The Pledgor is the owner of all of the issued and outstanding common stock, par value $.01 per share (the "Pledged Securities"), of the Issuer.

     The Issuer and the Pledgor have jointly and severally executed and delivered to Pledgees their Second Payment Promissory Note in the amount of $3,000,000 and Purchase Money Promissory Note in the amount of $5,750,000 (collectively, the "Promissory Notes"), copies of which are attached hereto as COMPOSITE EXHIBIT 1 to this Pledge Agreement. The Pledgor's obligations with respect to the payment of the Promissory Notes (the "Secured Obligations") are to be secured by the Pledged Collateral, as defined in Section 1.

     In consideration of the premises and of the mutual covenants herein contained, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     1. Pledge. As security for the due and punctual payment and performance of the payment of the Secured Obligations, and this Agreement, the Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Pledgees, and hereby grants to the Pledgees a security interest in, the following:

         (a) the Pledged Securities and the certificates representing the Pledged Securities, and all cash, proceeds, securities, dividends and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities; and

         (b) all securities hereafter delivered or issued in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such securities, together with the interest coupons (if any) attached thereto, and all cash, proceeds, securities, interest, dividends and other property at any time and from time to time received or otherwise distributed in respect of or in exchange for any or all thereof (all such Pledged Securities, certificates, interest coupons, cash, proceeds, securities, interest, dividends and other property being herein collectively called the "Pledged Collateral");

         TO HAVE AND TO HOLD the Pledged Collateral, together with all rights, titles, interests, privileges and preferences appertaining or incidental thereto, unto the



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Pledgees, its successors and assigns, forever, subject, however to the terms, covenants and conditions hereinafter set forth.

     2. Transfer to Escrow Agent. The original certificates representing all Pledged Collateral shall be held on behalf of Pledgees by England & Young, P.C. (the "Escrow Agent"). The Pledgor shall deliver to the Escrow Agent all original certificates (the "Original Certificates") representing the Pledged Collateral issued in the name of the Pledgor, endorsed or assigned in blank in favor of the Pledgees, and subject only to customary restrictions on transferability provided for in the Securities Act of 1933 and applicable related state laws and regulations. All of the Pledged Securities represented by such certificate(s) are validly issued, duly paid and non-assessable. The Pledgees may, upon request to the Escrow Agent and delivery by the Escrow Agent of the appropriate Pledged Collateral to the Issuer, exchange the certificates representing the Pledged Collateral for certificates of smaller or larger denominations for any purpose consistent with the terms of this Pledge Agreement.

     3. Voting Rights; Dividends. So long as there is no failure to make due and punctual payment to the Pledgees in accordance with the terms of the Secured Obligations nor any other continuing event which would constitute an event of default under this Agreement (an "Event of Default"):

         (a) The Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Pledged Collateral or any part thereof.

         (b) The Pledgor shall be entitled to receive and retain any and all ordinary cash dividends and interest payable on the Pledged Collateral, but any and all stock and/or liquidating dividends, distributions in property, returns of capital or other distributions made on or in respect of the Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of an Issuer or received in exchange for Pledged Collateral or any part thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Issuer may be a party or otherwise, and any and all cash and other property received in payment of the principal of or in redemption of or in exchange for any Pledged Collateral (either at maturity, upon call for redemption or otherwise), shall be and become part of the collateral pledged by the Pledgor hereunder and, if received by the Pledgor, shall be received in trust for the benefit of the Pledgees or its assigns or the holder of any subsequent perfected lien as provided in the addendum to this Pledge Agreement and shall forthwith be delivered to the Escrow Agent (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by the Pledgor in accordance with the Pledgees' instructions) to be held as Pledged Collateral subject to the terms of this Pledge Agreement.

         (c) The Pledgees shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies, powers of attorney, dividend orders, interest coupons and other instruments as the Pledgor may request for the purpose of

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enabling the Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to subparagraph (a) above and/or to receive the dividends and/or interest payments which it is authorized to receive and retain pursuant to subparagraph (b) above.

         (d) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to Section 3(a) hereof and/or to receive the dividends and interest payments which it is authorized to receive and retain pursuant to Section 3(b) hereof shall cease, and all such rights shall thereupon become vested in the Pledgees who shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers and/or to receive and retain the dividends and/or interest payments which the Pledgor would otherwise be authorized to retain pursuant to Section 3(b) hereof. Any and all money and other property paid over to or received by the Pledgees pursuant to the provisions of this paragraph (d) or pursuant to the exercise by Pledgees of the voting and/or consensual rights and powers shall be retained by the Pledgees as additional collateral hereunder and be applied in accordance with the provisions of this Pledge Agreement.

     4. Events of Default. The occurrence of any one or more of the following shall constitute an Event of Default:

         (a) if the Makers shall default in making any payment with respect to the Secured Obligations; provided, however, that, in the event of a dispute as to such payment, the relevant payment may be made into the escrow account of the Escrow Agent subject to the resolution of such dispute or, at the discretion of the Pledgor, into the registry of any court of competent jurisdiction and such payment shall not constitute an Event of Default, or

         (b) if Pledgor shall become bankrupt or insolvent, or file any petition for reorganization or relief from creditors under any applicable law of any jurisdiction, or make any general assignment for the benefit of creditors, and in either event

         (c) such default or event shall continue for 10 days after the giving of written notice to the Pledgees.

     5. Remedies upon Default. If any Event of Default shall have occurred and be continuing, then, in addition to exercising any rights and remedies as a secured party under the Uniform Commercial Code in effect in Pennsylvania, the Pledgees may, at their option, do any one or more of the following without being required to give any notice to the Pledgor:

         (a) apply the cash (if any) then held by them as collateral hereunder, first, to the payment of all costs of collection (including attorneys' fees) incurred in enforcing Pledgees' rights under the Promissory Notes and this Agreement; second to the payment of interest accrued and unpaid on the Promissory Notes (first on the Second

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Payment Promissory Note and then on the Purchase Money Promissory Note (the
"Promissory Note Payment Order") to and including the date of such application, third to the payment or prepayment of principal of the Promissory Notes in accordance with the Promissory Note Payment Order, and fourth, to the payment of all other amounts then owing to the Pledgees under the terms of the Promissory Notes in accordance with the Promissory Note Payment Order and then otherwise pursuant to this Pledge Agreement, and

         (b) sell the Pledged Collateral, or any part thereof, at any public or private sale or at any broker's board or in any securities exchange, for cash, upon credit or for future delivery, as the Pledgees shall deem appropriate. The Pledgees shall be authorized at any such sale (if they deem it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Pledgees shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold, free and clear from any claims or rights of Pledgor. Further, it shall be deemed commercially reasonable for the Pledgees to impose sufficient conditions on any such sale so as to preclude the necessity of registration of the Pledged Collateral under the Securities Act of 1933, as amended. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgees shall give the Pledgor at least 30 days' written notice in the manner specified for notices under this Agreement of the Pledgees' intention to make any such public or private sale or sales at any broker's board or on any such securities exchange, and the Pledgor agrees that such notice of sale will be commercially reasonable notice to it. Such notice, in case of public sale, shall state the time and place fixed for such sale, and, in the case of sale at a broker's board or exchange at which such sale is to be made, the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places, as the Pledgees may fix in the notice of such sale. At any such sale, the Pledged Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Pledgees may (in its sole and absolute discretion) determine and the Pledgees or other holder of the Secured Obligations may bid (which bid may be in whole or in part, in the form of cancellation of indebtedness) for and purchase for the account of the Pledgees or other holder of the any Secured Obligation the whole or any part of the Pledged Collateral. If the proceeds of the Pledged Collateral are insufficient to satisfy Pledgor's obligations under the Promissory Notes and this Agreement, Pledgor shall remain liable for any deficiency. The Pledgees shall not be obligated to make any sale of Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Pledged Collateral may have been given. The Pledgees may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announ-

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cement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Pledgees until the sale price is paid by the purchaser or purchasers thereof, but neither the Pledgees nor any other holder of the Secured Obligations or the assignee of any of the Pledgees' rights, shall incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in the case of such failure, such Pledged Collateral may be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon it, the Pledgees may proceed by a suit or suits at law or in equity to foreclose this Pledge Agreement and to sell the Pledged Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction; and

         (c) purchase the Pledged Collateral or any part thereof at any public or private sale.

     6. Application of Proceeds of Sale. The proceeds of sale of Pledged Collateral sold pursuant to Section 5 (c) hereof shall be applied by the Pledgees as follows:

         First: in the manner provided in paragraph (a) of Section 5 hereof; and

         Second: the balance (if any) of such proceeds shall be paid to the Pledgor, its successors or assigns in proportion to their ownership of the Pledged Collateral, or as a court of competent jurisdiction may direct.

     7. Extension or Modification of the Promissory Notes. The Pledged Collateral pledged hereunder secures the payment and performance of all of the indebtedness of the Pledgor with respect to the Secured Obligations and the Pledgor agrees that the Promissory Notes may be extended or otherwise modified in accordance with its terms without affecting this Pledge Agreement or the obligations of Pledgor hereunder, which shall continue in full force and effect until the Secured Obligations shall have been fully paid and performed.

     8. Authority of Pledgees. The Pledgees shall have and be entitled to exercise all such powers hereunder as are specifically delegated to the Pledgees by the terms hereof, together with such powers as are reasonably incidental thereto. The Pledgees may execute any of its duties hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel (whether written or oral) concerning all matters pertaining to its duties hereunder. Neither the Pledgees, nor any director, officer or employee of the Pledgees, shall be liable for any action taken or omitted to be taken by it or them hereunder in connection herewith, except for its or their own gross negligence or willful misconduct. The Pledgor hereby agrees to reimburse the Pledgees, on demand, for all expenses incurred by the Pledgees in connection with the administration and enforcement of this Pledge Agreement (including expenses incurred by the Escrow Agent or any subagent

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employed by the Pledgees) and agrees to indemnify and hold harmless the Pledgees and/or any such subagent against any and all liability incurred by the Pledgees (or such subagent hereunder or in connection herewith), unless such liability shall be due to willful misconduct or gross negligence on the part of the Pledgees or such subagent.

     9. Pledgees Appointed Attorney in Fact. The Pledgor hereby appoints the Pledgees the Pledgor's attorney-in-fact (any proxy with full power of substitution to vote and otherwise act following an Event of Default) for the purpose of carrying out the provisions of this Pledge Agreement and, upon the occurrence of any Event of Default, taking any action and executing any instrument which the Pledgees may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, upon an Event of Default, the Pledgees shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend, interest payment or other distribution payable or distributable in respect of the Pledged Collateral or any part thereof and to settle or compromise any claims relating thereto and to give full discharge for the same.

     10. Representations, Warranties and Agreements of Pledgor. To induce Pledgees to accept the Promissory Notes, Pledgor represents and warrants to, and agrees with, Pledgees, that:

         (a) it owns the Pledged Securities and by the execution and delivery of this Agreement and delivery of the Pledged Collateral it has created is a first priority lien granted in favor of the Pledgees with respect to such Pledged Collateral; and

         (b) this Agreement is the valid and binding obligation of Pledgor, enforceable in accordance with its terms; and

         (c) so long as this Agreement is in effect, not to sell substantially of its assets without the prior written consent of Pledgees.

     11. No Waiver; Cumulative Remedies. No failure on the part of the Pledgees to exercise, and no delay in exercising any right, power, privilege or remedy hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, privilege or remedy of the Pledgees preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided herein or by law.

     12. Termination. This Pledge Agreement shall terminate when all indebtedness secured hereby has been fully paid and performed, at which time the Pledgees shall reassign and redeliver (or cause to be reassigned and redelivered) to the Pledgor, or to such person or persons as the Pledgor shall designate, such of the Pledged Collateral (if any) as shall not have been sold or otherwise applied by the Pledgees pursuant to

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the terms hereof and shall still be held hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse against or express or implied representation or warranty by the Pledgees and at the expense of the Pledgor.

     13. Assignability. The Pledgees may assign, in whole or in part, any or all of its rights, title and interests provided for in this Pledge Agreement, to any holder of the Secured Obligations or portion thereof.

     14. Terms Relating to Escrow Agent.

         (a) England & Young, P.C. shall initially act as Escrow Agent under this Agreement. The Escrow Agent shall acknowledge its receipt of the original certificate(s) representing the Pledged Securities by executing this Agreement. Pledgor shall also deliver to the Escrow Agent any and all original certificates, funds or documents as may hereafter become part of the Pledged Collateral. The possession of the original certificates and other documents relating to the Pledged Collateral shall be deemed to constitute the Pledgees' possession thereof in order to perfect Pledgees' security interest in the Pledged Collateral.

         (b) The Escrow Agent shall hold all certificates, funds and documents representing the Pledged Collateral (collectively, the "Instruments") subject to the following terms and conditions:

             (i) If the Pledgees at any time instructs the Escrow Agent to exchange any certificates representing any securities included in the Pledged Collateral to change the denominations of such certificates, the Escrow Agent shall comply with such request promptly by so exchanging certificates directly with the Issuer. The Escrow Agent shall give Pledgor and the holder of any subsequent perfected lien as provided in the addendum to this Pledge Agreement notice of any such action within 10 days after it is completed.

             (ii) Either Pledgor or Pledgees may give the Escrow Agent a notice requesting the Escrow Agent to make any delivery or take any action with respect to any Instruments that is proposed to be taken pursuant to this Agreement. If the notice describing any such request is executed by both the Pledgor and the Pledgees, the Escrow Agent shall promptly comply with the request.

         If the notice is given by Pledgor or Pledgees, and is not signed by both, the Escrow Agent shall promptly forward by hand or overnight delivery a copy of such notice to the party that did not sign it. Thereafter, the Escrow Agent shall refrain from taking any action with respect to such request for at least 5 business days, or until the other party authorizes the Escrow Agent in writing to comply with such request. If the other party fails to deliver written notice of objection to the Escrow Agent within such 5-day period, the Escrow Agent shall be fully protected in complying with such request.


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         (c) In order to induce the Escrow Agent to act under this Agreement, the Pledgor and the Pledgees jointly and severally agree as follows:

                (i) The Escrow Agent shall not in any way be bound or affected by any notice or modification or cancellation of this Agreement unless in writing, signed by all parties hereto, nor shall the Escrow Agent be bound by any modification hereof unless the same shall be satisfactory to the Escrow Agent. The Escrow Agent shall be entitled to rely upon any judgment, certification, demand or other writing (including but not limited to any instructions given to it under (b), above) without being required to determine the authenticity or the correctness of any fact stated therein, the propriety of validity of the service thereof, or the jurisdiction of the court issuing such judgment or order.

                (ii) The Escrow Agent may act in reliance upon any document, instrument or signature believed by it to be genuine, and the Escrow Agent may assume that any person purporting to give any notice or instructions in accordance with the provisions hereof has been duly authorized to do so.

                (iii) The Escrow Agent may act relative hereto in reliance upon advice of counsel in reference to any matter(s) connection herewith, and shall not be liable for any mistake of fact or error of judgment, or for any acts or omissions of any kind, unless caused by the Escrow Agent's willful misconduct or gross negligence. The Escrow Agent shall be entitled to consult with its counsel, which shall include any attorney employed by it, and the Escrow Agent shall not be liable for any action taken, suffered or omitted by it in accordance with the advice (whether written or oral) of such counsel.

                (iv) This Agreement sets forth exclusively the Escrow Agent's duties with respect to any and all matters pertinent hereto. The Escrow Agent shall not refer to, and shall not be bound by, the provisions of any other agreement.

                (v) The Escrow Agent may at any time resign hereunder by giving written notice of its resignation to all parties hereto at least thirty (30) days prior to the date specified for such resignation to take effect, and upon the effective date of such resignation, all cash, documents and all other property then held by the Escrow Agent hereunder shall be delivered by it to such persons as may be designated in writing by all parties hereto, whereupon all its prospective obligations as Escrow Agent hereunder shall cease and terminate. The Escrow Agent's sole responsibility thereafter shall be to keep safely all property then held by it and to deliver same to a person designated by all parties hereto or in accordance with the directions of a final order or judgment of a court of competent jurisdiction. In addition, the Escrow Agent shall be discharged of its prospective duties and obligations hereunder upon its interpleading in a court of competent jurisdiction all of the funds and property then held by it hereunder. All parties hereto hereby submit to the personal jurisdiction of said court (but

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         solely for the purpose of implementing this Agreement) and waive all rights to contest said jurisdiction. However, the Escrow Agent's resignation and/or interpleading of the Property shall not in any manner affect or impair any of its obligations under this Agreement.

                (vi) Pledgor and Pledgees shall be jointly and severally obligated to reimburse the Escrow Agent for all its fees, costs and expenses in connection herewith, including reasonable counsel fees, and to indemnify it and hold it harmless against any claim asserted against it or any liability, loss or damage incurred by it in connection herewith.

                (vii) Nothing herein contained shall be deemed to obligate the Escrow Agent to deliver any securities, cash, instruments, documents or any other property referred to herein, unless the same shall have first been received by the Escrow Agent pursuant to this Agreement.

                (viii) Pledgor acknowledges that the Escrow Agent is counsel for the Pledgees, and agrees that no action taken by the Escrow Agent under this Agreement shall affect or impair the right of the Escrow Agent to represent the Pledgees in any matter, including an interpleader action pursuant to this Agreement.

         15. Miscellaneous. This Agreement shall be binding on and inure to the benefit of the respective parties hereto and their successors and assigns. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. This Agreement represents the entire understanding of the parties hereto, and supersedes any and all other prior agreements between the parties. The terms and provisions of this Agreement cannot be terminated or modified or amended except in writing and signed by the party against whom enforcement is sought. The provisions of this Agreement are severable, and any invalidity, unenforceability or illegality in any provision or provisions hereof shall not affect the remaining provisions of this Agreement. In any suit, action or proceeding arising out of or in connection with this Agreement, the prevailing party shall be entitled to an award of the amount of costs and reasonable attorneys' fees, including costs fees on one or more appeals and in bankruptcy proceedings.

         All notices required or allowed hereunder shall be in writing and shall be deemed given as provided for in the Stock Purchase Agreement dated of even date herewith (the "Stock Purchase Agreement") pursuant to which the Promissory Notes have been issued, at the address written in the first paragraph hereof if not otherwise provided for in the Stock Purchase Agreement, or such other address as is most recently noticed for such party as aforesaid.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania, exclusive of its choice of law provisions.


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       IN WITNESS WHEREOF, the Pledgees has caused this Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized, and the Pledgor has duly executed and delivered this Agreement, as of the date first above written.

In the Presence of:                      EDUCATIONAL MEDICAL, INC.,
                                         Delaware corporation
------------------------------


------------------------------           By:
                                            ------------------------------
                                             Authorized Signatory


                                         CHI ACQUISITION CORP., a Delaware
                                         corporation
------------------------------


------------------------------           By:
                                            ------------------------------
                                            Authorized Signatory

------------------------------


------------------------------           ---------------------------------
                                                 Joseph Colyar


------------------------------


------------------------------           ---------------------------------
                                                 Claude H. Haring

                           ACCEPTANCE OF ESCROW AGENT

       England & Young, P.C. acknowledges receipt of the foregoing Agreement and the Original Certificates, and agrees to act as Escrow Agent under its terms.



                                         By:
                                            ------------------------------
                                            Authorized Signatory


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                               COMPOSITE EXHIBIT 1


                              The Promissory Notes


























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